-----------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 15, 1997


                   ContiMortgage Home Equity Loan Trust 1996-1
             (Exact name of registrant as specified in its charter)

                                                              16-1496047 and
      New York                        33-96410                16-1496045
-----------------------            --------------           --------------------
(State or Other Jurisdiction        (Commission)             (I.R.S. Employer
 of Incorporation)                  File Number)             Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                       14203-2599
----------------------                               --------------
(Address of Principal)                                 (Zip Code)


        Registrant's telephone number, including area code (716) 842-5589


                                    No Change
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


       ------------------------------------------------------------------
       Note: Please see page 5 for Exhibit Index             Page 1

Item 5.     OTHER EVENTS.

      On January 15, 1997 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of December, 1996 dated January 15, 1997 attached hereto as Exhibit 19 is hereby incorporated by reference.

      In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of December, 1996 was $203,810.95.

      Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

      (a)         Not applicable

      (b)         Not applicable

      (c)         Exhibits:

        19.  Trustee's Monthly Servicing Report for the month of December, 1996

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                        By:   CONTISECURITIES ASSET FUNDING CORP.,
                              As Depositor


                              By:   /s/    Jerome M. Perelson
                                  ------------------------------
                                    Name:  Jerome M. Perelson
                                    Title:    Vice President

                              By:   /s/     Susan E. O'Donovan
                                  ------------------------------
                                     Name:  Susan E. O'Donovan
                                     Title:    Vice President




Dated: January 29, 1996

                             EXHIBIT INDEX



      EXHIBIT NO. DESCRIPTION

      19.   Trustee's Monthly Servicing Report for the Month of  December, 1996.